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                                                                   EXHIBIT 10.16

GUARANTY AND SURETYSHIP AGREEMENT                             (MELLON BANK LOGO)

With Power to Confess Judgement

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1. To induce Mellon Bank, N.A. ("Bank") to transact business and to make credit accommodations with SUPERIOR WELL SERVICES, LTD. ("Debtor"), Undersigned, as defined below, does hereby guarantee, absolutely and unconditionally, and does hereby become surety for the full and timely payment of the principal of, and interest on, all obligations, debts, dues, instruments, liabilities, advances, judgements, damages, losses, claims, contracts, and choses in action, of whatever nature and however arising, past, present or future, and any and all extensions and renewals thereof in whole or in part, whether direct or indirect, absolute or contingent, voluntary or involuntary, now due or to become due, and whether owed to Bank from Debtor as drawer, maker, endorser, assignor, guarantor, surety, or otherwise whatsoever ("Obligations"), except this Guaranty and Suretyship Agreement ("Agreement") shall not extend to any obligation of Debtor which is defined as "consumer credit" by Federal Reserve Board Regulation Z, 12 C.F.R. Section 226.1 et seq., and is not exempted from the application of that Regulation. Undersigned will reimburse Bank or any subsequent holder thereof for all expenses incurred, and not reimbursed by Debtor, in collection of any Obligations. If this Agreement is referred for collection to an attorney, Undersigned will pay an attorney's fee equal to the lesser of (a) 20% of the amount value or $500, whichever is greater, or (b) the maximum amount permitted by law, and costs of legal proceedings. The Undersigned's Obligations hereunder shall be payable at Bank's offices at Pittsburgh, Pennsylvania.

2. This is a guaranty of payment and not merely of collection in the event of any default by Debtor in payment or otherwise on any Obligations, Undersigned will pay all or any portion of Obligations due or thereafter becoming due, whether by acceleration or otherwise, without defalcation or offset of any kind, without Bank first being required to make demand upon Debtor or pursue any of its rights against Debtor, or against any other person, including other guarantors; and without being required to liquidate or realize on any collateral security. In any right of action accruing to Bank, Bank may elect to proceed against (a) Undersigned together with Debtor; (b) Undersigned and Debtor individually; or (c) Undersigned only without having first commenced any action against Debtor.

3. Undersigned hereby grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys or other personal property of Undersigned which may at any time be in the possession of, delivered to or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds of all the foregoing property.

4. Bank, without notice to Undersigned, may deal with Obligations and any collateral security therefor in such manner as Bank may deem advisable and may renew or extend Obligations or any part thereof; may accept partial payment, or settle, release, or compromise the same; may demand additional collateral security for Obligations, and substitute or release the same; and may compromise or settle with or release and discharge from liability any of Undersigned or any other guarantor of Obligations, or any other person liable to Bank for all or part of the Obligations; all without impairing the liability of Undersigned hereunder.

5. Undersigned hereby unconditionally waives: (a) notice of acceptance of this Agreement by Bank and any notice of the incurring by Debtor of any Obligations;
(b) presentment for payment, notice of nonpayment, demand, protest, notice of protest and notice of dishonor or default to any party including Undersigned;
(c) all other notices to which Undersigned may be entitled but which may legally be waived; (d) demand for payment as a condition of liability under this Agreement; (e) any disability of Debtor or defense available to Debtor, including absence or cessation of Debtor's liability for any reason whatsoever;
(f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety; (g) all rights under any state or federal statute dealing with or affecting the rights of creditors; and (h) until Obligations are paid in full, any right to subrogation or realization on any of Debtor's property, including participation in the marshalling of Debtor's assets.

6. This Guaranty and Suretyship Agreement and Undersigned's payment obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of Obligations is rescinded or must otherwise be restored or returned by Bank, all as though such payment had not been made, Bank's good faith determination as to whether a payment must be restored or returned shall be binding on Undersigned.

7. Until Obligations are paid in full, Undersigned hereby unconditionally subordinates to Obligations all present and future debts, liabilities, or obligations of Debtor to Undersigned, and all amounts due under such debts, liabilities, or obligations shall be collected and paid over to Bank on account of Obligations. Undersigned, at Bank's request, shall execute a subordination agreement in favor of Bank to further evidence and support the purpose of this Paragraph 7.

8. Undersigned warrants to Bank: (a) no other agreement, representation or special condition exists between Undersigned and Bank regarding the liability of Undersigned hereunder; nor does any understanding exist between Undersigned and Bank that the Obligations of Undersigned hereunder are or will be other that as set out herein; and (b) as of the date hereof Undersigned has no defense whatsoever to any action or proceeding that may be brought to enforce this Agreement.

9. Undersigned will provide annual financial information to Bank within 120 days of fiscal year end including balance sheets and income statements, in form and content satisfactory to Bank and reviewed by an independent certified public accountant not unsatisfactory to Bank.

10. No failure or delay on the part of Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of

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any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by Bank to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by Bank of any payment by any person on Obligations, with knowledge of a default on any of Obligations of a breach of this Agreement, or both, shall not be construed as a waiver of the default or breach.

11. THIS AGREEMENT IS A CONTINUING GUARANTY AND SHALL CONTINUE IN FORCE UNTIL RECEIPT BY BANK OF WRITTEN NOTICE OF REVOCATION BY UNDERSIGNED OR RECEIPT OF NOTICE OF UNDERSIGNED'S DEATH; AND IN EITHER OF SUCH EVENTS THIS AGREEMENT SHALL CONTINUE IN EFFECT NEVERTHELESS UNTIL ALL EXISTING OBLIGATIONS OF DEBTOR TO BANK ARE PAID; IT BEING CONTEMPLATED THAT DEBTOR MAY CREATE OR INCUR OBLIGATIONS, REPAY AND SUBSEQUENTLY CREATE OR INCUR OBLIGATIONS WITHOUT NOTICE TO UNDERSIGNED; AND UNDERSIGNED, BY PERMITTING THIS AGREEMENT TO REMAIN IN EFFECT, SHALL BE BOUND.

12. This Agreement is freely assignable and transferable by Bank; however, the duties and obligations of Undersigned may not be delegated or transferred by Undersigned without the written consent of Bank. The rights and privileges of Bank shall inure to the benefit of its successors and assigns, and the duties and obligations of Undersigned shall bind Undersigned's heirs, personal representatives, successors and assigns.

13. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

14. As used herein, "Undersigned" refers individually and collectively to all signers of this Agreement, including in the case of any partnership all general partners of such partnership individually and collectively, whether or not such partners sign below. Undersigned shall each be jointly and severally bound by the terms hereof, and each general partner of any partnership executing this Agreement shall be bound hereby both in such general partner's individual and partnership capacities.

15. This Agreement shall in all respects be governed by the laws of the state where Undersigned's Obligations hereunder are payable as set forth herein.

16. UNDERSIGNED HEREBY EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR UNDERSIGNED AND TO CONFESS JUDGMENT AS OFTEN AS NECESSARY AGAINST UNDERSIGNED IN FAVOR OF THE HOLDER HEREOF, AS OF ANY TERM, FOR THE ABOVE DESCRIBED OBLIGATIONS PLUS INTEREST DUE, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION EQUAL TO THE LESSER OF (A) 20% OF ALL SUCH OBLIGATIONS OR $500, WHICHEVER IS GREATER, OR (B) THE MAXIMUM AMOUNT PERMITTED BY LAW, WITH RELEASE OF ALL ERRORS, UNDERSIGNED WAIVES ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION.


SIGNATURES

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
Witness the due execution hereof intending to be legally bound this   22nd   day of   August      1997
                                                                    --------        --------------------

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Witness:                                          Individual:

x                                                 x                                            (Seal)
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                                                  Address


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Witness:                                          Individual:

x                                                 x                                            (Seal)
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                                                  Address


                                                  ------------------------------------------------------
                                                  Corporation or Other Entity

                                                  ALLEGHENY MINERAL CORPORATION
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Attest                                            By: (Signature and Title)

x   /s/ MARK A. SNYDER                            x                                            (Seal)
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Secretary                                         D. C. Snyder, President

                                                  By: (Signature and Title)

                                                  x D. C. SNYDER                               (Seal)
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                                                  Business Address
(Corporate Seal)
                                                  P.O. Box 1022, Kittanning, PA 16201
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